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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)

                                 January 6, 2009

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         COLORADO                     000-51443                 84-1573852
      (State or other          (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)


                               1508 Grand Avenue,
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                  714-380-6660
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On January 6, 2009, three institutional accredited investors ("Investors") entered into letter agreements ("Letter Agreements") with Raptor Networks Technology, Inc. (the "Company"), which Letter Agreements became effective on December 31, 2008.

Pursuant to the terms of the Letter Agreements, with regard to certain cash payments due on December 31, 2008 with respect to two of the Company's Senior Secured Convertible Notes (the "Notes"), the Investors have agreed to permit the Company to add such payments due to and become a part of the Principal and, accordingly shall bear interest and be repaid as provided in the Notes, in lieu of cash, and as more fully described in the Letter Agreement.

The Letter Agreements are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the letter agreements described. However, those letter agreements, including without limitation the representations and warranties contained in those letter agreements, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company's reports under the Securities Exchange Act of 1934, as amended.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits

Exhibit Number       Description
--------------       -----------

    99.1             Letter agreement between Castlerigg Master
                     Investments Ltd. and Raptor Networks Technology, Inc., dated December 31, 2008.

    99.2             Letter agreement between Cedar Hill Capital
                     Partners Offshore, Ltd., Cedar Hill Capital Partners Onshore, LP, and Raptor Networks Technology, Inc., dated December 31, 2008.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 2009


RAPTOR NETWORKS TECHNOLOGY, INC.


By: /s/ Bob van Leyen
    --------------------
         Name:    Bob van Leyen
         Title:   Chief Financial Officer



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